EXHIBIT 12.(b)

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of each of the funds of the Brown Capital Management Mutual Funds (the “Funds”) on Form N-CSR for the period ended September 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Keith A. Lee, Principal Executive Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

November 29, 2018	By:	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer
Brown Capital Management Mutual Funds

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual reports of each of the funds of the Brown Capital Management Mutual Funds (the “Funds”) on Form N-CSR for the period ended September 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Cecil E. Flamer, Principal Financial Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

November 29, 2018	By:	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer
Brown Capital Management Mutual Funds

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.